SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/a

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 24, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
             Credit Suisse First Boston Mortgage Securities Corp., Mortgage-Backed Pass-Through Certificates, Series 2001-HE12


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
      ------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                 333-49820                 13-3320910
-------------------------------  -------------- -------------------------------
(State or Other Jurisdiction of   (Commission   (I.R.S. Employer Identification
        Incorporation)            File Number)                  No.)

                               11 Madison Avenue
                           New York, New York 10010
                   (Address of Principal Executive Offices)
   ------------------------------------------------------------------------
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----- --------


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Item 5.  Other Events.
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    On May 24, 2001, Credit Suisse First Boston Mortgage Securities Corp. (the
"Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Calmco Servicing L.P., as servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-HE12. Following the initial filing of the Pooling and Servicing Agreement on June 22, 2001, certain amendments have been made to the Pooling and Servicing Agreement. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

      Information and Exhibits.
      ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1 The Pooling and Servicing Agreement dated as of May 1, 2001, by and among the Company, the Seller the Servicer, and the Trustee.

                                  SIGNATURES


    Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on July 18, 2001.

                      CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.



                      By:  /s/ Helaine Hebble
                          ---------------------------------------------------
                           Name:   Helaine Hebble
                           Title:  Vice President

Exhibit Index
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Exhibit                                                                    Page
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99.1     Pooling and Servicing Agreement dated as of May 1, 2001,            5
         by and among the Company, the Seller, the Servicer, and the Trustee.